NUVEEN LARGE CAP VALUE FUND

SUPPLEMENT DATED MAY 29, 2012

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 29, 2012,

AS SUPPLEMENTED APRIL 10, 2012

Proposed Reorganization of

Nuveen Large Cap Value Fund into

Nuveen Dividend Value Fund

The Board of Directors of Nuveen Investment Funds, Inc. (“NIF”) has approved the reorganization of Nuveen Large Cap Value Fund (the “Acquired Fund”) into Nuveen Dividend Value Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund.

If the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Acquired Fund in late August 2012.

The Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FLCVS-0512P